SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                                                             Investment Advisor:
                                                                PACIFIC ALLIANCE
                                           THE INVESTMENT MANAGEMENT DIVISION OF
                                                  UNION BANK OF CALIFORNIA, N.A.
                                                                 475 Sansome St.
                                                                      Suite 1400
                                                         San Francisco, CA 94111

CURRENT INCOME SHARES, INC.
--------------------------------------------------------------------------------

PACIFIC ALLIANCE

August 14, 1998

Dear Shareholders:

     We are pleased to report your company's financial results for the six months ended June 30, 1998. During the six-month period, we paid total dividends of $0.40 per share, consisting of quarterly dividends per share of 20.0 cents. The net asset value per share at June 30, 1998 was $13.51, up from $13.40 at December 31, 1997. Including dividends, the total return for Current Income Shares based on net asset value was 3.86% during the six month period. The total return based on market value was 2.81%.

     The U.S. continues to enjoy a period of declining interest rates, which generally boosts bond prices. The benchmark 30-year bond yield fell from about 5.92% on December 31, 1997 to 5.63% on June 30, 1998, its lowest yield since 30-year bonds were first issued in 1977. The ten-year Treasury note fell from 5.74% to 5.45% while the five-year note fell from about 5.71% to 5.47%. Short-term interest rates remain at 5.50%, as the Federal Reserve Board believes that strong U.S. economic growth is being offset by the worsening problems in Asia.

     Although it initially appeared that the Asian economic crisis was subsiding, riots in Indonesia, nuclear testing in India and Pakistan, concerns about the devaluation of Chinese currency, and the resignation of the Japanese prime minister amid a lingering recession created new fears about the region. Current Income Shares was adversely affected by these developments, since the portfolio is primarily a corporate bond portfolio, which is sensitive to credit concerns.

     Indeed, during the six-month period, corporate bonds generally underperformed U.S. Treasury bonds as investors throughout the world continued to seek a safe haven in U.S. government securities. At the same time, Asia's bleak economic outlook suggested that worldwide growth would slow, thus depressing corporate profits. In particular, companies which do business in Asia saw their bonds underperform significantly.

     While our strategy is to minimize our corporate bond portfolio's exposure to Asia, we believe that a properly diversified portfolio of corporate bonds offers excellent value today. Indeed, yields on corporates are at the highest level in relation to U.S. Treasury bonds in about five years. For example, an average Single-A rated industrial bond is offering about 90 basis points ( a basis point equals 0.01%) more than a comparably maturing Treasury bond. During the past six months, we have purchased high quality long-term bonds issued by KN Energy, NewsCorp., Philips Petroleum and Wells Fargo.

     In adding these four positions, we have increased the portfolio's duration (sensitivity to interest rates) from about 5.5 years

--------------------------------------------------------------------------------

on December 31, 1997 to 5.8 years at June 30, 1998. That proved to be a positive factor for performance as interest rates fell during the period.

     Our outlook is for a continuing environment of low interest rates and low inflation. The Asian problem is exerting downward pressure on U.S. economic growth. However, we do not see a recession on the horizon which would adversely impact the ability of corporations to pay bondholders. Just the same, we continued to maintain the credit quality of the portfolio at an average rating of Single A, a higher rating than most of our competitors. Meanwhile, we continue to enjoy higher yields on corporate bonds in relation to Treasury securities.

     On the following pages, you will find the complete portfolio of investments held by Current Income Shares on June 30, 1998, together with the financial statements for the six-month period ending on that date.

     Thank you for investing in Current Income Shares, Inc.


/S/SIGNATURE
Clark R. Gates
President

                           CURRENT INCOME SHARES, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1998
                                   (Unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities at
     market value:
     Bonds (Cost $45,479,150) ....... $48,912,422
   Cash .............................         294
   Interest receivable and
     other assets ...................     769,840
                                      -----------
     Total Assets ...................  49,682,556
                                      -----------

LIABILITIES
   Accrued expenses .................      64,939
                                      -----------
NET ASSETS .......................... $49,617,617
                                      ===========

   Net assets are represented by:
     Capital stock, $1 par, 25,000,000
      shares authorized 3,673,334
      shares issued and outstanding . $ 3,673,334
     Paid-in capital in excess of par
      value .........................  42,977,827
     Accumulated net realized losses     (507,241)
     Unrealized appreciation on
      investments ...................   3,433,272
     Overdistributed net investment
      income ........................      40,425
                                      -----------
NET ASSETS .......................... $49,617,617
                                      ===========


NET ASSET VALUE PER SHARE
   ($49,617,617/3,673,334 shares
     of common stock outstanding)          $13.51
                                           ======

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ........................   $ 1,733,410
                                      -----------
   Total Investment Income ........                  $1,733,410

EXPENSES
  Investment management
   and advisory fees ..............       122,646
  Custodian fees ..................         3,742
  Transfer agent fees .............        28,334
  Directors' fees .................        14,877
  Printing ........................        19,766
  Legal and auditing fees .........        17,717
  Listing fees -- NYSE ............         2,487
  Insurance expense ...............         4,163
  Taxes ...........................         4,445
  Other expenses ..................         4,866
                                       ----------
   Total Expenses .................                     223,043
                                                     ----------
     Net Investment
      Income ......................                  $1,510,367
                                                     ----------

REALIZED AND
  UNREALIZED GAINS AND LOSSES
  ON INVESTMENTS IN SECURITIES
  Realized gain from securities transactions:
     Proceeds from sales ..........    10,246,620
     Cost of securities
      sold ........................   (10,235,555)
                                      -----------
        Net realized gain on
         investments sold .........                      11,065
  Unrealized appreciation
   of investments:
     Beginning of period ..........     3,094,381
     End of period ................     3,433,272
                                       ----------
      Net unrealized
        appreciation during
        the period ................                     338,891
                                                      ---------
      Net realized and
        unrealized gain on
        investments ...............                     349,956
                                                      ---------
   Net increase in net assets
     resulting from operations ....                  $1,860,323
                                                     ==========

   The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)
                              FOR THE PERIODS ENDED
--------------------------------------------------------------------------------

                                                                            SIX MONTHS     Twelve Months
                                                                             06/30/98        12/31/97
                                                                            ----------     -------------
FROM INVESTMENT ACTIVITIES
   Net investment income ...............................................    $ 1,510,367     $ 3,119,049
   Net realized gain (loss) on investments sold ........................         11,065        (269,024)
   Net unrealized appreciation of investments
      during the period ................................................        338,891       1,556,326
                                                                            -----------     -----------
   Net increase in net assets resulting from operations ................      1,860,323       4,406,351
   Dividends to shareholders from net investment income ................     (1,469,334)     (3,122,336)
                                                                            -----------     -----------
      Increase in net assets ...........................................        390,989       1,284,015
NET ASSETS
   Beginning of year ...................................................     49,226,628      47,942,613
                                                                            -----------     -----------
   End of year [including (over)/underdistributed net investment
      income of $40,425 and ($608) respectively] .......................    $49,617,617     $49,226,628
                                                                            ===========     ===========



   The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
(Unaudited)

JUNE 30, 1998

---------------------------------------------------------------------------------------------------------
                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- (7.60% OF NET ASSETS)
   U.S. Treasury Bond  6.375%,  08/15/27 ......................    AAA           $1,140,000    $1,253,099
   U.S. Treasury Note  7.5%,  11/15/01 ........................    AAA              350,000       370,472
   U.S. Treasury Note  6.625%,  05/15/07 ......................    AAA            2,000,000     2,146,140
---------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,604,412)                                               3,769,711
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- (90.01%)
---------------------------------------------------------------------------------------------------------
ASSET BACKED (1.41% OF NET ASSETS)
   Chase Manhattan Auto Grantor Trust,
     Ser 1996-B, Cl A  6.61%,  09/15/02 .......................    AAA              693,081       698,674
---------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED (Cost $692,958)                                                                698,674
---------------------------------------------------------------------------------------------------------
BANKS (9.66% OF NET ASSETS)
   Bankers Trust  7.25%,  01/15/03 ............................    A-             1,500,000     1,558,125
   First Nationwide Holdings  10.625%,  10/01/03 ..............    B                500,000       566,250
   Fleet Financial  7.125%,  04/15/06 .........................    A-             1,500,000     1,569,375
   Wells Fargo Capital 7.960%, 12/15/26 .......................    BBB+           1,000,000     1,098,750
---------------------------------------------------------------------------------------------------------
TOTAL BANKS (Cost $4,561,952)                                                                   4,792,500
---------------------------------------------------------------------------------------------------------
ELECTRICAL UTILITIES (9.82% OF NET ASSETS)
   Chugach Electric  9.14%,  03/15/22 .........................    A              1,000,000     1,156,250
   Houston Industries  9.375%,  06/01/01 ......................    BBB+           2,000,000     2,175,000
   UtiliCorp United  8.45%,  11/15/99 .........................    BBB            1,500,000     1,543,125
---------------------------------------------------------------------------------------------------------
TOTAL ELECTRICAL UTILITIES (Cost $4,597,659)                                                    4,874,375
---------------------------------------------------------------------------------------------------------
ENERGY (9.94% OF NET ASSETS)
   Phillips Petroleum 7.125%, 03/15/28 ........................    A-             1,000,000     1,021,250
   Union Oil of California  9.125%,  02/15/06 .................    BBB+           2,000,000     2,337,500
   Union Pacific Resources  7%,  10/15/06 .....................    BBB            1,500,000     1,575,000
---------------------------------------------------------------------------------------------------------
TOTAL ENERGY (Cost $4,624,194)                                                                  4,933,750
---------------------------------------------------------------------------------------------------------
GAS (9.38% OF NET ASSETS)
   Coastal  9.625%,  05/15/12 .................................    BBB-           2,000,000     2,555,000
   KN Energy 7.250%, 03/01/28 .................................    BBB-           1,000,000     1,013,750
   Panhandle Eastern  7.875%,  08/15/04 .......................    A              1,000,000     1,083,750
---------------------------------------------------------------------------------------------------------
TOTAL GAS (Cost $4,067,064)                                                                     4,652,500
---------------------------------------------------------------------------------------------------------
MANUFACTURING (8.18% OF NET ASSETS)
   Lockheed Martin  7.7%,  06/15/08 ...........................    BBB+           1,500,000     1,651,875
   Owens-Illinois  8.1%,  05/15/07 ............................    BB+            1,250,000     1,323,438
   Westvaco  10.125%,  06/01/19 ...............................    A              1,000,000     1,085,000
---------------------------------------------------------------------------------------------------------
TOTAL MANUFACTURING (Cost $3,807,288)                                                           4,060,313
---------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
(Unaudited)

JUNE 30, 1998

---------------------------------------------------------------------------------------------------------
                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATIONS (11.35% OF NET ASSETS)
   GNMA Pool# 439463  8%,  12/15/26 .......................        AAA           $5,435,238    $5,632,265
---------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATIONS (Cost $5,539,225)                                                                 5,632,265
---------------------------------------------------------------------------------------------------------
RETAIL (3.13% OF NET ASSETS)
   Staples  7.125%,  08/15/07 .............................        BBB-           1,500,000     1,554,375
---------------------------------------------------------------------------------------------------------
TOTAL RETAIL (Cost $1,496,847)                                                                  1,554,375
---------------------------------------------------------------------------------------------------------
SECURITIES BROKER (2.19% OF NET ASSETS)
   Lehman Brothers Holding  8.75%,  05/15/02 ..............        A              1,000,000     1,085,000
---------------------------------------------------------------------------------------------------------
TOTAL SECURITIES BROKER (Cost $1,058,189)                                                       1,085,000
---------------------------------------------------------------------------------------------------------
SERVICE (3.13% OF NET ASSETS)
   Loewen Group International  8.25%,  04/15/03 ...........        BB+            1,500,000     1,550,625
---------------------------------------------------------------------------------------------------------
TOTAL SERVICE (Cost $1,498,563)                                                                 1,550,625
---------------------------------------------------------------------------------------------------------
SOVEREIGN & SUPRANATIONAL (5.61% OF NET ASSETS)
   Province of Nova Scotia  8.750%,  04/01/22 .............        A-             1,100,000     1,423,125
   Province of Saskatchewan  9.375%,  12/15/20 ............        A              1,000,000     1,362,500
---------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN & SUPRANATIONAL (Cost $2,184,715)                                               2,785,625
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.57% OF NET ASSETS)
   News America Holdings 7.750%, 02/01/24 .................        BBB-           1,000,000     1,076,250
   WorldCom  9.375%,  01/15/04 ............................        BBB-             522,000       555,278
   WorldCom  7.75%,  04/01/07 .............................        BBB-           1,500,000     1,625,625
---------------------------------------------------------------------------------------------------------
TOTAL TELECOMMUNICATIONS (Cost $3,152,170)                                                      3,257,153
---------------------------------------------------------------------------------------------------------
TRANSPORTATION (9.64% OF NET ASSETS)
   AMR  10%,  04/15/21 ....................................        BBB-           1,500,000     2,032,500
   General Motors  8.95%,  07/02/09 .......................        A-             1,500,000     1,682,715
   Norfolk Southern  7.05%,  05/01/37 .....................        BBB+           1,000,000     1,068,750
---------------------------------------------------------------------------------------------------------
TOTAL TRANSPORTATION (Cost $4,112,324)                                                          4,783,965
---------------------------------------------------------------------------------------------------------
CASH EQUIVALENT -- (0.97% OF NET ASSETS)
---------------------------------------------------------------------------------------------------------
   Federated Prime Money Market                                                     481,591       481,591
---------------------------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
  (Cost $481,591)                                                                                 481,591
---------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS (98.58% OF NET ASSETS)
            (COST $45,479,150)                                                                 48,912,422
---------------------------------------------------------------------------------------------------------
         OTHER ASSETS AND LIABILITIES, NET
            (1.42% of Net Assets)                                                                 705,195
---------------------------------------------------------------------------------------------------------
         NET ASSETS (100.0% OF NET ASSETS)                                                    $49,617,617
=========================================================================================================

   The accompanying notes are an integral part of these financial statements.

CURRENT INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

JUNE 30, 1998
--------------------------------------------------------------------------------

1. Significant Accounting Policies

   Current Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable debt securities considered by management to be of high quality will predominate. To a lesser extent the Company may also invest in other debt securities and in certain equities.

   The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    (a) Security valuation -- Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales price; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

    (b) Federal income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no Federal income tax provision is required.

    (c) Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. Actual results could differ from those estimates.

    (d) Other -- Security transactions are accounted for on the trade date the securities are purchased or sold. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Interest income is recognized on the accrual basis of accounting. Realized gains and losses are computed using the specific cost of the securities sold.

2. Purchases and Sales of Securities

   Purchases and sales of investment securities other than short-term securities and U.S. Government obligations aggregated $4,113,640 and $209,886, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $2,276,477, respectively.

   As of June 30, 1998, unrealized appreciation for Federal income tax purposes aggregated $3,433,272 of which $3,473,509 related to appreciated securities and $10,237 related to depreciated securities. The aggregate cost for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

   Subsequent to October 31, 1997, the Company recognized net capital losses that have been deferred to 1998 for tax purposes and can be used to offset future capital gains at December 31, 1998. The company also had capital loss carryforwards at December 31, 1997, that can be used to offset future capital gains.

             POST                CAPITAL LOSS          CAPITAL LOSS
          10/31/1997              CARRYOVERS            CARRYOVERS
         LOSS DEFERRAL           EXPIRING 2004         EXPIRING 2005
         -------------           -------------         -------------
           $172,187                $249,377               $96,836

CURRENT INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

JUNE 30, 1998
--------------------------------------------------------------------------------

3. Transactions with Affiliates

   Pacific Alliance, the investment management division of Union Bank of California, (the "Advisor") received fees of $122,646 for the period ended June 30, 1998 for providing investment management and advisory services to the Company. The fee is based on an annual rate of 0.5% of the Company's average net assets.

   The Advisory Agreement requires that the Advisor reimburse the Company for expenses (excluding interest, taxes, and the expenses of any offering of the Company's securities and brokers commissions) incurred by the Company in excess of one and one-half percent (1 1/2%) per year of the first $30 million of average net assets of the Company and one percent (1%) of average net assets in excess of $30 million. The expenses incurred by the Company for the six months ended June 30, 1998 did not exceed the limitation established by the Advisory Agreement.

    Union Bank of California, N.A. acts as custodian ("the Custodian") for the company. Fees of the Custodian are being paid on the basis of net assets of the Company.

4. Agreements with Service Providers

   Harris Trust Company of California provides Transfer Agent and Dividend Reinvestment Plan services.

5. Financial Highlights

   Selected data for each share of capital stock outstanding throughout each period follows:

                                      01/01/98 TO  01/01/97 to  01/01/96 to  01/01/95  to  01/01/94 to  01/01/93 to
                                       06/30/98     12/31/97     12/31/96      12/31/95      12/31/94     12/31/93
                                      -----------  -----------  -----------  ------------  -----------  -----------
PER SHARE OPERATING PERFORMANCE
Investment Income ...................   $  0.47    $   0.97      $   0.95      $  1.00       $  1.06      $  1.09
Expenses ............................     (0.06)      (0.12)        (0.12)       (0.12)        (0.12)       (0.12)
                                        -------    --------      --------      -------       -------     --------
Net Investment Income ...............      0.41        0.85          0.83         0.88          0.94         0.97
Dividends distributed from net
  Investment Income .................     (0.40)      (0.85)        (0.88)       (1.48)        (0.94)       (0.97)
Net realized and unrealized gain
  (loss) on investments .............      0.10        0.35         (0.54)        1.79         (1.74)        0.86
                                        -------    --------      --------      -------       -------     --------
Net increase (decrease) in
  net asset value ...................      0.11        0.35         (0.59)        1.19         (1.74)        0.86
Net asset value:
  Beginning of period ...............     13.40       13.05         13.64        12.45         14.19        13.33
                                        -------    --------      --------      -------       -------     --------
  End of period .....................   $ 13.51    $  13.40      $  13.05      $ 13.64       $ 12.45     $  14.19
                                        =======    ========      ========      =======       =======     ========
Per share market value:
  End of period .....................   $12.125    $12.1875      $ 11.375      $11.875       $11.000     $  13.00
Total investment return* ............      3.86%      15.33%         3.54%       22.25%        (8.33)%      10.53%
RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ........................      0.91%       0.95%          1.0%         0.9%          0.9%         0.8%
Ratio of net investment income to
  average net assets ................       6.2%        6.5%          6.3%         6.6%          7.2%         6.9%
Portfolio turnover rate .............      5.33%      52.10%        62.86%      118.52%        42.21%       24.15%
Net assets, end of period (000) .....   $46,618    $ 49,227      $ 47,943      $50,120       $45,739      $52,137

*Does not reflect the brokerage commission.

CURRENT INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

JUNE 30, 1998
--------------------------------------------------------------------------------

6. Unaudited Quarterly Results of Operations

   The following is a summary of unaudited quarterly results of operations:

                                                                                          Net Realized and
                                                                                       Unrealized Gain (Loss)
                                                               Net Investment Income       on Investments
                                                 Investment   -----------------------  ----------------------
                                                   Income      Amount       Per Share  Amount       Per Share
                                                 ----------   ---------     ---------  ------       ---------
Three months ended:
   September 30, 1997 ........................    $908,688   $796,883         $0.22 $   880,366       $0.24
   December 31, 1997 .........................     891,447    778,846          0.21     678,751        0.18
   March 31, 1998 ............................     751,621    734,667          0.20     (50,337)      (0.01)
   June 30, 1998 .............................     758,746    734,667          0.20     400,293        0.11

   September 30, 1996 ........................    $880,365   $771,119         $0.21   $  60,387       $0.02
   December 31, 1996 .........................     882,933    757,664          0.21     869,895        0.24
   March 31, 1997 ............................     877,206    761,816          0.21  (1,163,210)      (0.31)
   June 30, 1997 .............................     898,633    781,504          0.21     891,395        0.24

7. Dividend Reinvestment Plan

   The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Harris Trust Company of California (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained by writing to the Agent at: Harris Trust Company of California, 311 West Monroe Street (11th Floor), Chicago, IL 60606.

CURRENT INCOME SHARES, INC.
NOTES
--------------------------------------------------------------------------------

DIRECTORS
Willard H. Altman*         Clark R. Gates
Morris A. Densmore*        William R. Howell*
Stephen J. Dunn*           Michael L. Noel*
*Serve as members of the Audit Committee

OFFICERS
Morris A. Densmore         CHAIRMAN
Clark R. Gates             PRESIDENT
Jack Montgomery            VICE PRESIDENT AND PORTFOLIO MANAGER
Richard H. Earnest         VICE PRESIDENT
Kevin A. Rogers            VICE PRESIDENT
Paul Mastin                TREASURER
Jonathan A. Wright         SECRETARY

AUDITORS
Deloitte & Touche LLP
50 Fremont St.
San Francisco, CA 94105

CUSTODIAN
Union Bank of California
475 Sansome St. (15th Floor)
San Francisco, CA 94111

TRANSFER & DIVIDEND REINVESTMENT PLAN AGENT
Harris Trust Company of California
311 West Monroe St. (11th Floor)
Chicago, IL 60606
(800) 554-3406

COMPANY MAILING ADDRESS
Current Income Shares, Inc.
445 South Figueroa St., (3rd Floor)
Los Angeles, California 90071

COMPANY TELEPHONE
(888) 465-2825

NYSE SYMBOL
"CUR"



83353-98

CURRENT INCOME SHARES, INC.